                                                                   EXHIBIT 14(g)

                     INSTRUCTIONS FOR THE AIM EDUCATION IRA
                                APPLICATION FORM

The Education IRA Application Form is used to establish an AIM Education IRA appointing Institutional Trust Company as Custodian. An Education IRA account can only be established on behalf of a child under the age of 18. (For asset transfers and rollovers, an AIM Education IRA may be established for a Designated Beneficiary between the ages of 18 and 29.)

1. Complete Sections 1 through 6 of the Education IRA Application Form on pages 11 through 13 of this booklet.

2. Include the Designated Beneficiary's (child's) Social Security Number and date of birth in Section 1 of the Education IRA Application. Information concerning the person who will be responsible for the account as well as the person establishing the account must be included. The Social Security Numbers are required to open an account. (If the Depositor is foreign and does not have a Social Security Number, please write "foreign" in the space provided.)

3. Indicate the AIM Fund(s) in which you would like your deposit to be invested in Section 5 of the Application.

4. Be sure that you include a check for at least $250 or complete an Education IRA Asset Transfer Form on pages 17 through 18. Subsequent investments can be made subject to a minimum of $50.

5.  The person who will be responsible for the account should complete Section
    6. The Responsible Individual must be a parent or guardian of the Designated Beneficiary (child).

6. To activate the account, please submit the completed AIM Education IRA Application and check to:

    ----------------------------------------------------------------------------
          REGULAR MAIL                -OR-     OVERNIGHT DELIVERIES ONLY
    ----------------------------------------------------------------------------
    ---------------------------------        -----------------------------------
          A I M FUND SERVICES, INC.            A I M FUND SERVICES, INC.
          P.O. BOX 4739                        11 GREENWAY PLAZA, SUITE 763
          HOUSTON, TX 77210-4739               HOUSTON, TX 77046
    ---------------------------------        -----------------------------------

MAKE ALL CHECKS PAYABLE TO INSTITUTIONAL TRUST COMPANY.

Call Client Services at 800-959-4246 if you have any questions about The AIM Education IRA.

The cost of an AIM Education IRA is $10 per year, assessed as the annual custodian fee. This amount is deducted from the Education IRA account and cannot be billed directly.

HELPFUL DEFINITIONS

You may refer to the following definitions when filling out the Application
Form:

o DEPOSITOR. The person establishing the custodian account on behalf of a child under the age of 18. The Depositor does not have to be the Responsible Individual or a family member.

o DESIGNATED BENEFICIARY. The person (child) on whose behalf the account is being established.

o RESPONSIBLE INDIVIDUAL. The person who will be responsible for managing the account. For a newly established account, the Responsible Individual must be a parent or a guardian of the Designated Beneficiary (child).

EDUCATION IRA APPLICATION                                [AIM LOGO APPEARS HERE]

To open an AIM Education IRA account.


Complete Sections 1 - 6. Return completed application and check to: A I M Fund Services, Inc., P.O. Box 4739, Houston, TX 77210-4739. Phone: 800-959-4246.

--------------------------------------------------------------------------------

1.  REGISTRATION INFORMATION (Please print or type.)

    Depositor's Name
                     --------------------------------------------------------
                        First Name             Middle           Last Name

    Depositor's Social Security Number
                                       --------------------------------------
                                             (Required to Open Account)

     Home Telephone (   )                 Work Telephone (   )
                     ---  --------------                  ---  --------------

     Designated Beneficiary's
     (Child's) Name
                    ---------------------------------------------------------
                        First Name             Middle           Last Name

     Designated Beneficiary's Social Security Number
                                                    -------------------------
                                                    (Required to Open Account)

     BirthDate       /      /
               -----  -----  -----
               Month   Day   Year

     Responsible Individual's Name
                                   ------------------------------------------
                                    First Name       Middle       Last Name

     Address
             ----------------------------------------------------------------
                                       Street

     ------------------------------------------------------------------------
            City                       State                      ZIP Code

--------------------------------------------------------------------------------

2.  CONTRIBUTION (Indicate type of contribution.)


    [ ] REGULAR - Contribution for tax year _______. Contributions for the current calendar year must be made by December 31. (Designated Beneficiary must be under the age of 18.)
    [ ] ROLLOVER - Represents a rollover from an existing Education IRA.
    [ ] TRANSFER - Transfer from another Education IRA account. Please complete an Education IRA Asset Transfer Form.

--------------------------------------------------------------------------------

3.  TELEPHONE EXCHANGE PRIVILEGE

    Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in the account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

    [ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

4.  REDUCED SALES CHARGE (Optional)

    RIGHT OF ACCUMULATION (This option is for Class A shares only.)

    I apply for Right of Accumulation reduced sales charges based on the following accounts in The AIM Family of Funds--Registered Trademark--:

    Fund                                         Account #
         -------------------------------------             ------------------
    Fund                                         Account #
         -------------------------------------             ------------------
    Fund                                         Account #
         -------------------------------------             ------------------

    LETTER OF INTENT (This option is for Class A shares only.)

    I agree to the Letter of Intent provisions in the Fund's current prospectus. I plan to invest during a 13-month period a dollar amount of at least:

    [ ] $ 25,000      [ ] $   50,000       [ ] $100,000      [ ] $250,000
    [ ] $500,000      [ ] $1,000,000

5.  FUND INVESTMENT

    Indicate Fund(s) and contribution amount(s).

    MAKE CHECK PAYABLE TO INSTITUTIONAL TRUST COMPANY. Minimum initial investment in an Education IRA is $250. Subsequent investments can be made subject to a minimum of $50.

              Fund                              Amount of Investment                      Class of Shares (check one)
    [ ] AIM Advisor Flex Fund                   $___________________    [ ] A Shares (522)  [ ] B Shares (622)  [ ] C Shares (322)
    [ ] AIM Advisor International Value Fund     ___________________    [ ] A Shares (526)  [ ] B Shares (626)  [ ] C Shares (326)
    [ ] AIM Advisor Large Cap Value Fund         ___________________    [ ] A Shares (520)  [ ] B Shares (620)  [ ] C Shares (320)
    [ ] AIM Advisor MultiFlex Fund               ___________________    [ ] A Shares (524)  [ ] B Shares (624)  [ ] C Shares (324)
    [ ] AIM Advisor Real Estate Fund             ___________________    [ ] A Shares (525)  [ ] B Shares (625)  [ ] C Shares (325)
    [ ] AIM Aggressive Growth Fund(1)            ___________________             Fund Currently Closed To New Investors (407)
    [ ] AIM Asian Growth Fund                    ___________________    [ ] A Shares (031)  [ ] B Shares (631)  [ ] C Shares (331)
    [ ] AIM Balanced Fund                        ___________________    [ ] A Shares (006)  [ ] B Shares (685)  [ ] C Shares (306)
    [ ] AIM Basic Value Fund(2)(3)               ___________________    [ ] A Shares (563)  [ ] B Shares (663)
    [ ] AIM Blue Chip Fund                       ___________________    [ ] A Shares (515)  [ ] B Shares (615)  [ ] C Shares (315)
    [ ] AIM Capital Development Fund             ___________________    [ ] A Shares (514)  [ ] B Shares (614)  [ ] C Shares (314)
    [ ] AIM Charter Fund                         ___________________    [ ] A Shares (010)  [ ] B Shares (645)  [ ] C Shares (310)
    [ ] AIM Constellation Fund                   ___________________    [ ] A Shares (002)  [ ] B Shares (602)  [ ] C Shares (302)
    [ ] AIM Developing Markets Fund(2)           ___________________    [ ] A Shares (576)  [ ] B Shares (676)
    [ ] AIM Emerging Markets Debt Fund(2)(3)     ___________________    [ ] A Shares (558)  [ ] B Shares (658)
    [ ] AIM Emerging Markets Fund(2)             ___________________    [ ] A Shares (556)  [ ] B Shares (656)
    [ ] AIM Europe Growth Fund(2)                ___________________    [ ] A Shares (543)  [ ] B Shares (643)
    [ ] AIM European Development Fund            ___________________    [ ] A Shares (030)  [ ] B Shares (630)  [ ] C Shares (330)
    [ ] AIM Global Aggressive Growth Fund        ___________________    [ ] A Shares (081)  [ ] B Shares (691)  [ ] C Shares (381)
    [ ] AIM Global Consumer Products & Services
        Fund(2)                                  ___________________    [ ] A Shares (562)  [ ] B Shares (662)
    [ ] AIM Global Financial Services Fund(2)    ___________________    [ ] A Shares (557)  [ ] B Shares (657)
    [ ] AIM Global Government Income Fund(2)     ___________________    [ ] A Shares (549)  [ ] B Shares (649)
    [ ] AIM Global Growth Fund                   ___________________    [ ] A Shares (082)  [ ] B Shares (692)  [ ] C Shares (382)
    [ ] AIM Global Growth & Income Fund(2)       ___________________    [ ] A Shares (578)  [ ] B Shares (678)
    [ ] AIM Global Health Care Fund(2)           ___________________    [ ] A Shares (551)  [ ] B Shares (651)
    [ ] AIM Global Income Fund                   ___________________    [ ] A Shares (083)  [ ] B Shares (693)  [ ] C Shares (383)
    [ ] AIM Global Infrastructure Fund(2)        ___________________    [ ] A Shares (559)  [ ] B Shares (659)
    [ ] AIM Global Resources Fund(2)             ___________________    [ ] A Shares (561)  [ ] B Shares (661)
    [ ] AIM Global Telecommunications Fund(2)    ___________________    [ ] A Shares (579)  [ ] B Shares (679)
    [ ] AIM Global Trends Fund(2)(3)             ___________________    [ ] A Shares (584)  [ ] B Shares (684)  [ ] C Shares (384)
    [ ] AIM Global Utilities Fund                ___________________    [ ] A Shares (408)  [ ] B Shares (655)  [ ] C Shares (308)
    [ ] AIM High Yield Fund                      ___________________    [ ] A Shares (425)  [ ] B Shares (675)  [ ] C Shares (375)
    [ ] AIM Income Fund                          ___________________    [ ] A Shares (402)  [ ] B Shares (665)  [ ] C Shares (365)
    [ ] AIM Intermediate Government Fund         ___________________    [ ] A Shares (404)  [ ] B Shares (660)  [ ] C Shares (360)
    [ ] AIM International Equity Fund            ___________________    [ ] A Shares (016)  [ ] B Shares (694)  [ ] C Shares (316)
    [ ] AIM International Growth Fund(2)         ___________________    [ ] A Shares (577)  [ ] B Shares (677)
    [ ] AIM Japan Growth Fund(2)                 ___________________    [ ] A Shares (544)  [ ] B Shares (644)
    [ ] AIM Latin American Growth Fund(2)        ___________________    [ ] A Shares (553)  [ ] B Shares (653)
    [ ] AIM Limited Maturity Treasury Fund       ___________________                 Only "A Shares" Available (007)
    [ ] AIM Mid Cap Equity Fund(2)(3)            ___________________    [ ] A Shares (546)  [ ] B Shares (646)
    [ ] AIM Money Market Fund                    ___________________    [ ] A Shares (401)  [ ] B Shares (680)  [ ] C Shares (380)
                                                                        [ ] AIM Cash Reserve Shares (421)
    [ ] AIM New Pacific Growth Fund(2)           ___________________    [ ] A Shares (542)  [ ] B Shares (642)
    [ ] AIM Select Growth Fund(4)                ___________________    [ ] A Shares (406)  [ ] B Shares (650)  [ ] C Shares (350)
    [ ] AIM Small Cap Growth Fund(2)(3)          ___________________    [ ] A Shares (564)  [ ] B Shares (664)
    [ ] AIM Strategic Income Fund(2)             ___________________    [ ] A Shares (548)  [ ] B Shares (648)
    [ ] AIM Value Fund                           ___________________    [ ] A Shares (405)  [ ] B Shares (690)  [ ] C Shares (305)
    [ ] AIM Weingarten Fund                      ___________________    [ ] A Shares (001)  [ ] B Shares (640)  [ ] C Shares (301)
    [ ] AIM Worldwide Growth Fund(2)             ___________________    [ ] A Shares (547)  [ ] B Shares (647)
                                         Total  $___________________

     If no class of shares is selected, Class A shares will be purchased, except in the case of AIM Money Market Fund, where AIM Cash Reserve Shares will be purchased. If you are funding an Education IRA account through a transfer, please indicate the contribution amounts both in this section and in
     Section 3 of the Asset Transfer Form. (1) AIM Aggressive Growth Fund closed to new investors on June 5, 1997. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) Effective September 8, 1998, the fund names of AIM Mid Cap Growth Fund, AIM Small Cap Equity Fund, AIM America Value Fund, AIM Global High Income Fund and AIM New Dimension Fund changed to AIM Mid Cap Equity Fund, AIM Small Cap Growth Fund, AIM Basic Value Fund, AIM Emerging Markets Debt Fund and AIM Global Trends Fund, respectively. (4) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund.

--------------------------------------------------------------------------------

6.  AUTHORIZATION AND SIGNATURE

    I hereby appoint Institutional Trust Company as Custodian of this A I M Distributors, Inc. Education Individual Retirement Account (IRA) for benefit of the above-named Designated Beneficiary. I accept the responsibilities over this account as set forth in the Education Individual Retirement Custodial Account Agreement (the "Agreement"). I have received and read the current prospectus of the investment company(ies) selected in this Agreement and have read and understand the Agreement and disclosure statement and consent to the custodial account fees as specified. I understand that a $10 annual AIM Fund IRA Maintenance Fee will be deducted in early December from the established AIM Education IRA account.

    Under the penalties of perjury I certify by signing this Application as provided below that:

    The number shown in Section 1 of this Application is the correct Social Security Number of the Designated Beneficiary. I understand that failure to provide the Social Security Number may result in backup withholding on payments relating to the account and/or in the Designated Beneficiary's inability to qualify for treaty withholding rates.

    SIGNATURE PROVISIONS OF THE RESPONSIBLE INDIVIDUAL

    Please Note: The Responsible Individual must be a parent or guardian of the Designated Beneficiary.

    I, the undersigned Responsible Individual, have read and understand the foregoing Application and the attached material included herein by reference. In addition, I certify that the information which I have provided and the information which is included within the Application and the attached material included herein by reference is accurate.

    Dated      /     /
          ----  ----  ----

    Signature of Responsible Individual
                                        ------------------------------------

--------------------------------------------------------------------------------

7.  DEALER INFORMATION (To be completed by securities dealer.)

    Name of Broker/Dealer Firm
                               ---------------------------------------------

    Main Office Address
                        ----------------------------------------------------

   Representative Name and Number
                                  ------------------------------------------

   Authorized Signature of Dealer
                                  ------------------------------------------

   Branch Address
                  ----------------------------------------------------------

   Branch Telephone
                    --------------------------------------------------------

--------------------------------------------------------------------------------

8.  MAILING INSTRUCTIONS

    Make check payable to Institutional Trust Company. Return Application to:

    --------------------------------------------------------------------------
       REGULAR MAIL                  -OR-      OVERNIGHT DELIVERIES ONLY
    --------------------------------------------------------------------------
    ------------------------------          ----------------------------------
       A I M FUND SERVICES, INC.               A I M FUND SERVICES, INC.
       P.O. BOX 4739                           11 GREENWAY PLAZA, SUITE 763
       HOUSTON, TX 77210-4739                  HOUSTON, TX 77046
    ------------------------------          ----------------------------------

--------------------------------------------------------------------------------

9.  SERVICE ASSISTANCE

    Our knowledgeable Client Service Representatives are available to assist you between 7:30 a.m. and 6:00 p.m. Central time at 800-959-4246.

[AIM LOGO APPEARS HERE]       www.aimfunds.com       AIM Distributors, Inc.      INVEST WITH DISCIPLINE--REGISTERED TRADEMARK--

                     INSTRUCTIONS FOR THE AIM EDUCATION IRA
                               ASSET TRANSFER FORM



The Education IRA Asset Transfer Form is used to transfer assets from an existing Education IRA to the AIM Education IRA.


    NOTE: It is not necessary to complete this form if the check representing the transfer of assets has been attached to the application.

1. Complete Sections 1 through 5 of the Education IRA Asset Transfer Form (on pages 17 through 18 of this booklet).

2. Be sure that you have included the bank account or mutual fund account number in Section 2 of the form, as well as the complete mailing address for the existing custodian. You should contact the existing custodian to verify that firm's proper mailing address.

3. Be sure that the AIM account number is in Section 3 of the form. If you have not established an AIM Education IRA, please complete the Education IRA Application included on pages 11 through 13 of this booklet.

    NOTE: If the account currently holds AIM shares through a brokerage firm, check with the investment representative to determine if you should establish an Education IRA with the brokerage firm or directly with AIM. If you decide to establish an Education IRA directly with AIM, you must complete the AIM Education IRA Application.

4. You may wish to attach a current account statement for the existing Education IRA to the Education IRA Asset Transfer Form.

5. If you are transferring shares from an AIM Fund(s) already owned in a self-directed Education IRA, please complete the Transfer-In-Kind portion in
    Section 4 of the form and indicate the number of shares of the AIM Fund(s) you want to transfer.
        If you are transferring a certificate of deposit (CD), state whether the CD will transfer immediately or on the maturity date.
        Return the Education IRA Asset Transfer Form to AIM with the Education IRA Application.

6. Contact the existing custodian to determine whether a signature guarantee is required in Section 5 of the Education IRA Asset Transfer Form. Signature guarantees can be obtained at your bank or brokerage firm.

7. Please mail the completed Education IRA Asset Transfer Form, along with the completed Education IRA Application (if establishing a new AIM Education
    IRA) to:

    --------------------------------------------------------------------------
       REGULAR MAIL                  -OR-      OVERNIGHT DELIVERIES ONLY
    --------------------------------------------------------------------------
    ------------------------------          ----------------------------------
       A I M FUND SERVICES, INC.               A I M FUND SERVICES, INC.
       P.O. BOX 4739                           11 GREENWAY PLAZA, SUITE 763
       HOUSTON, TX 77210-4739                  HOUSTON, TX 77046
    ------------------------------          ----------------------------------

HELPFUL DEFINITIONS

You may refer to the following definitions when filling out the Education IRA Asset Transfer Form:

o DEPOSITOR. The person establishing the custodian account on behalf of a child under the age of 18. The Depositor does not have to be the Responsible Individual or a family member.

o DESIGNATED BENEFICIARY. The person (child) on whose behalf the account is being established.

o RESPONSIBLE INDIVIDUAL. The person who will be responsible for managing the account. On a newly established account, the Responsible Individual must be a parent or a guardian of the Designated Beneficiary (child).

o CUSTODIAN. In reference to the Education IRA, a national bank, trust company or another qualified institution that physically safeguards securities and performs recordkeeping tasks.

THE AIM EDUCATION IRA ASSET TRANSFER FORM

                                                     Original Signature Required

Use this form only when transferring assets from an existing Education IRA to an AIM Education IRA. This form is not to be used for Traditional IRA or Roth IRA transfers or conversions.

                                                         [AIM LOGO APPEARS HERE]

Note: Use this form ONLY if you want AIM to request the money directly from another custodian.

Complete Sections 1 - 5.

If you have not already established an AIM Education IRA, you must also submit an AIM Education IRA Application. AIM will arrange the transfer for you.

--------------------------------------------------------------------------------

1.  REGISTRATION INFORMATION (Please print or type.)

    Designated Beneficiary's (child's) Name

                   -----------------------------------------------------------
                      First Name             Middle              Last Name

    Designated Beneficiary's Social Security Number
                                                    --------------------------
                                                    (Required to Open Account)

    BirthDate        /      /
               -----  -----  -----
               Month   Day   Year

    Responsible Individual's Name
                                  --------------------------------------------
                                    First Name        Middle       Last Name

    Address
            ------------------------------------------------------------------
                                        Street

    --------------------------------------------------------------------------
              City                      State                     ZIP Code

    Home Telephone (   )                  Work Telephone (   )
                    ---  --------------                   ---  ---------------

--------------------------------------------------------------------------------

2.  CURRENT TRUSTEE/CUSTODIAN

    (Please attach a copy of your most recent statement.)

     Name of Resigning Trustee
                               -----------------------------------------------

     Account Number of Resigning Trustee
                                         -------------------------------------

     Address of Resigning Trustee
                                  --------------------------------------------
                                        Street

    --------------------------------------------------------------------------
              City                      State                     ZIP Code

    Attention                                   Telephone (   )
              -------------------------------              ---  --------------

--------------------------------------------------------------------------------

3.  EDUCATION IRA INVESTMENT INSTRUCTIONS

    Please deposit proceeds in the    [ ] New*      [ ] Existing

                                      Existing AIM Account Number
                                                                  ------------
    INVESTMENT ALLOCATION:

    Fund Name                            Class                   %
              -------------------------        --------------      -----------
    Fund Name                            Class                   %
              -------------------------        --------------      -----------
    Fund Name                            Class                   %
              -------------------------        --------------      -----------

    *If this is a new AIM Education IRA account, you must attach a completed AIM Education IRA Application. If no class of shares is selected, Class A shares will be purchased, except in the case of AIM Money Market Fund, where AIMCash Reserve Shares will be purchased.

--------------------------------------------------------------------------------

4.  TRANSFER INSTRUCTIONS TO RESIGNING TRUSTEE OR CUSTODIAN

    OPTION 1: Please liquidate from the account(s) listed in Section 2 and issue a check to the Designated Beneficiary's Education IRA with Institutional Trust Company.

    Amount to liquidate:  [ ] all    [ ] partial amount of $
                                                            ------------------

    When to liquidate:    [ ] immediately    [ ] at maturity       /     /
                                                              ----  ----  ----

    OPTION 2: (If the account listed in Section 2 contains shares of an AIM Fund, you may choose to transfer them "in kind.") Please deposit "in kind" the shares of the AIM Fund held in my account to Institutional Trust Company. Note: Only The AIM Family of Funds--Registered Trademark-- shares may be transferred "in kind." To transfer all other assets, they must be liquidated.

    Amount to transfer "in kind" immediately: [ ] all
                                              [ ] partial amount of shares
                                                                           -----

--------------------------------------------------------------------------------

5.  AUTHORIZATION AND SIGNATURE

    An Education IRA has been established with the AIM Funds and Institutional Trust Company has been appointed as the successor Custodian. I, the undersigned, give my authorization and instruction to liquidate or transfer "in kind" the assets noted above, which your company holds for the above named Designated Beneficiary.

    Authorized Signature                                  Date      /     /
                         ------------------------------        ----  ----  ----

    Note: Your resigning trustee or custodian may require your signature to be guaranteed. Call that institution for requirements.

    Name of Bank or Brokerage Firm
                                   --------------------------------------------

    Signature Guaranteed by
                            ---------------------------------------------------
                                            (Name and Title)

-------------------------------------------------------------------------------

6.  CUSTODIAN ACCEPTANCE
    SECTION 6 OF FORM TO BE COMPLETED BY AIM

    This is to advise you that Institutional Trust Company, as custodian, will accept the account identified above for:

    Designated Beneficiary's Name
                                  ---------------------------------------------

    Account Number
                   ------------------------------------------------------------

    This transfer of assets is to be executed from fiduciary to fiduciary and will not place the participant in actual receipt of all or any of the plan assets. No federal income tax is to be withheld from this transfer of assets.

    Authorized Signature /s/ HECTOR T. CRUZ       Mailing Date
                         ------------------------              ----  ----  ----
                      (Institutional Trust Company)

--------------------------------------------------------------------------------

7.  INSTRUCTIONS TO RESIGNING TRUSTEE OR CUSTODIAN

    Please attach a copy of this form to the check and return to:

    Institutional Trust Company, c/o A I M Fund Services, Inc., P.O. Box 4739, Houston, TX 77210-4739.

    Make check payable to Institutional Trust Company.

    Indicate the AIM Fund, account number and Social Security Number of the Education IRA holder on all documents.


[AIM LOGO APPEARS HERE]       www.aimfunds.com       AIM Distributors, Inc.      INVEST WITH DISCIPLINE--REGISTERED TRADEMARK--

                                                         [AIM LOGO APPEARS HERE]

Form 5305-EA (Rev. January 1998) Department of the Treasury Internal Revenue Service

EDUCATION INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
(under Section 530 of the Internal Revenue Code)

Please fill out and retain with your tax records. Do NOT file with Internal Revenue Service or AIM.

---------------------------------------------------------------------------------------------------------------------------
Name of Depositor                              Depositor's identification number
                                                                                                  Check if Amendment    [ ]
---------------------------------------------------------------------------------------------------------------------------
Name of Designated Beneficiary                                  Designated Beneficiary's identification number

---------------------------------------------------------------------------------------------------------------------------
Address of Designated Beneficiary                               Date of birth of Designated Beneficiary

---------------------------------------------------------------------------------------------------------------------------
Name of Responsible Individual (generally the parent or guardian of the Designated Beneficiary)

---------------------------------------------------------------------------------------------------------------------------
Address of Responsible Individual

---------------------------------------------------------------------------------------------------------------------------
Name of Custodian                              Address or principal place of business of Custodian

    INSTITUTIONAL TRUST COMPANY                    THE STATE OF COLORADO
---------------------------------------------------------------------------------------------------------------------------

    The Depositor whose name appears above is establishing an Education Individual Retirement Custodial Account under section 530 for the benefit of the Designated Beneficiary whose name appears above exclusively to pay for the qualified higher education expenses, within the meaning of section 530(b)(2), of such Designated Beneficiary.
    The Custodian named above has provided the Depositor with a concise statement disclosing the provisions governing section 530. This disclosure statement must include an explanation of the statutory requirements applicable to, and the income tax consequences of establishing and maintaining an account under, section 530. Providing the Depositor with a copy of Notice 97-60, 1997-46 I.R.B. 8 (November 17, 1997) is considered a sufficient disclosure statement. The Custodian also will provide a copy of this form and the disclosure statement to the Responsible Individual, as defined in Article VI below, if the Responsible Individual is not the same person as the Depositor.

   The Depositor assigned the custodial account........................................... dollars  ($.....) in cash.
   The Depositor and the Custodian make the following agreement:
---------------------------------------------------------------------------------------------------------------------------

AIM DISTRIBUTORS, INC. CUSTODIAN AGREEMENT

ARTICLE I

    1.01 The Custodian may accept additional cash contributions. These contributions may be from the Depositor, or from any other individual, for the benefit of the Designated Beneficiary, provided the Designated Beneficiary has not attained the age of 18 as of the date such contributions are made. Total contributions that are not rollover contributions described in section 530(d)(5) are limited to a maximum amount of $500 for the taxable year.

ARTICLE II

    2.01 The maximum aggregate contribution that an individual may make to the custodial account in any year may not exceed the $500 in total contributions that the custodial account can receive. In addition, the maximum aggregate contribution that an individual may make to the custodial account in any year is phased out for unmarried individuals who have modified adjusted gross income
(AGI) between $95,000 and $110,000 for the year of the contribution and for married individuals who file joint returns with modified AGI between $150,000 and $160,000 for the year of the contribution. Unmarried individuals with modified AGI above $110,000 for the year and married individuals who file joint returns and have modified AGI above $160,000 for the year may not make a contribution for that year. Modified AGI is defined in section 530(c)(2).

ARTICLE III

    3.01 No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common investment fund (within the meaning of section 530(b)(1)(D)).

ARTICLE IV

    4.01 Any balance to the credit of the Designated Beneficiary on the date on which such designated beneficiary attains age 30 shall be distributed to the Designated Beneficiary within 30 days of such date.
    4.02 Any balance to the credit of the designated beneficiary shall be distributed to the estate of the Designated Beneficiary within 30 days of the date of such Designated Beneficiary's death.

ARTICLE V

    5.01 The Depositor shall have the power to direct the Custodian regarding the investment of the above-listed amount assigned to the custodial account (including earnings thereon) in the investment choices offered by the custodian. The Responsible Individual, however, shall have the power to redirect the Custodian regarding the investment of such amounts, as well as the power to direct the Custodian regarding the investment of all additional contributions (including earnings thereon) to the custodial account. In the event that the Responsible Individual does not direct the Custodian regarding the investment of additional contributions (including earnings thereon), the initial investment direction of the Depositor also will govern all additional contributions made to the custodial account until such time as the Responsible Individual otherwise directs the Custodian. Unless otherwise provided in this agreement, the Responsible Individual also shall have the power to direct the Custodian regarding the administration, management, and distribution of the account.

ARTICLE VI

    6.01 The "Responsible Individual" named by the Depositor shall be a parent or guardian of the Designated Beneficiary. The custodial account shall have only one Responsible Individual at any time. If the Responsible Individual becomes incapacitated or dies while the Designated Beneficiary is a minor under state law, the successor Responsible Individual shall be the person named to succeed in that capacity by the preceding Responsible Individual in a witnessed writing or, if no successor is so named, the successor Responsible Individual shall be the Designated Beneficiary's other parent or successor guardian. Unless otherwise directed by checking the option in the Adoption Agreement, at the time that the Designated Beneficiary attains the age of majority under state law, the Designated Beneficiary becomes the Responsible Individual.
    6.02 If elected in the Adoption Agreement, the Responsible Individual shall continue to serve as the Responsible Individual for the custodial account after the Designated Beneficiary attains the age of majority under state law and until such time as all assets have been distributed from the custodial account and the custodial account terminates. If the Responsible Individual becomes incapacitated or dies after the Designated Beneficiary reaches the age of majority under state law, the Designated Beneficiary shall be the Responsible Individual.

ARTICLE VII

    7.01 If elected in the Adoption Agreement, the Responsible Individual may change the beneficiary designated under this agreement to another member of the Designated Beneficiary's family described in section 529(e)(2) in accordance with the custodian's procedures.

ARTICLE VIII

    8.01 The Depositor agrees to provide the custodian with the information necessary for the Custodian to prepare any reports required under section 530(h).
    8.02 The Custodian agrees to submit reports to the Internal Revenue Service and the Responsible Individual as prescribed by the Internal Revenue Service.

ARTICLE IX

    9.01 Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV will be controlling. Any additional articles that are not consistent with section 530 and related regulations will be invalid.

ARTICLE X

    10.01 This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the Depositor and the Custodian whose signatures appear on the Adoption Agreement.

ARTICLE XI

    11.01 APPLICABLE LAW: This Custodial Agreement shall be governed by the laws of the state where the Trust has its situs.
    11.02 ANNUAL ACCOUNTING: The Custodian shall, at least annually, provide the Designated Beneficiary with an accounting of such Designated Beneficiary's account. Such accounting shall be deemed to be accepted by the Designated Beneficiary, if the Designated Beneficiary does not object in writing within 60 days after the mailing of such accounting.
    11.03 AMENDMENT: The Depositor irrevocably delegates to the Custodian the right and power to amend this Custodial Agreement. Except as hereafter provided, the Custodian will give the Designated Beneficiary 30 days prior written notice of any amendment. In case of a retroactive amendment required by law, the Custodian will provide written notice to the Designated Beneficiary of the amendment within 30 days after the amendment is made, or if later, by the time that notice of the amendment is required to be given under regulations or other guidance provided by the IRS. The Designated Beneficiary shall be deemed to have consented to any such amendment unless the Designated Beneficiary notifies the Custodian to the contrary within 30 days after notice to the Designated Beneficiary and requests a distribution or transfer of the balance in the account.
    11.04 RESIGNATION AND REMOVAL OF CUSTODIAN:
        (a) The Custodian may resign at any time by giving at least 30 days notice to the Designated Beneficiary. The Custodian may resign and appoint a successor trustee or custodian to serve under this agreement or under another governing instrument selected by the successor trustee or custodian by giving the Designated Beneficiary written notice at least 30 days prior to the effective date of such resignation and appointment, which notice shall also include a copy of such other governing instrument, if applicable, and the related disclosure statement. The Designated Beneficiary shall then have 30 days from the date of such notice to either request a complete distribution of the account balance or designate a different successor trustee or custodian. If the Designated Beneficiary does not request distribution of the account or designate a different successor within such 30 days, the Designated Beneficiary shall be deemed to have consented to the appointment of the successor trustee or custodian and the terms of any new governing instrument, and neither the Designated Beneficiary nor the successor shall be required to execute any written document to complete the transfer of the account to the successor trustee or custodian. The successor trustee or custodian may rely on any information, including beneficiary designations, previously provided by the Designated Beneficiary.
        (b) The Designated Beneficiary may at any time remove the Custodian and replace the Custodian with a successor trustee or custodian of the Designated Beneficiary's choice by giving 30 days written notice to the Custodian. In such event, the Custodian shall then deliver the assets of the account as directed by the Designated Beneficiary. However, the Custodian may retain a portion of the assets of the Education IRA as a reserve for payment of any anticipated remaining fees and expenses, and shall pay over any remainder of this reserve to the successor trustee or custodian upon satisfaction of such fees and expenses.
    11.05 CUSTODIAN'S FEES AND EXPENSES:
        (a) The Depositor agrees that the Custodian shall be entitled to receive any and all fees specified in the Custodian's current published fee schedule for establishing and maintaining this Education IRA, including, but not limited to, any fees for distributions from, transfers from, and terminations of this Education IRA. The Custodian may change its fee schedule at any time by giving the Designated Beneficiary 30 days prior written notice.
        (b) The Depositor agrees that the Custodian shall be entitled to reimbursement for any expenses incurred by the Custodian in the performance of its duties in connection with the account. Such expenses include, but are not limited to, administrative expenses, such as legal and accounting fees, and any taxes of any kind whatsoever that may be levied or assessed with respect to such account.
        (c) All such fees, taxes, and other administrative expenses charged to the account shall be collected either from the assets in the account or from any contributions to or distributions from such account if not paid by the Depositor or Designated Beneficiary, but the Depositor and Designated Beneficiary shall be responsible for any deficiency.
        (d) In the event that for any reason the Custodian is not certain as to who is entitled to receive all or part of the Custodial Funds, the Custodian reserves the right to withhold any payment from the Custodial Account, to request a court ruling to determine the disposition of the Custodial Account assets, and to charge the Custodial Account for any expenses incurred in obtaining such legal determination.
    11.06 WITHDRAWAL REQUESTS: All requests for withdrawal, distribution, or payment from the account shall be in writing on the form provided by the Custodian. Such written request must also specify the reason for the withdrawal, distribution, or payment and the desired method or form of withdrawal, payment, or distribution.
    11.07 NOTICE AND INSTRUCTION:
        (a) Except where otherwise specifically required in this Agreement, any notice from Custodian to any person provided for in this Agreement shall be effective if sent by first-class mail to such person at that person's last address on this Custodian's records.
        (b) If any provision of any document governing the Custodial Account provides for notice, instructions or other communication from one party to another in writing, to the extent provided for in the procedures of the Custodian, or another party, any such notice, instructions or other communications may be given by telephonic, computer, other electronic or other means, and the requirement for written notice will be deemed satisfied.
    11.08 RESPONSIBILITIES: The Depositor represents that all information and instructions given to the Custodian by the Depositor is complete and accurate and that the Custodian shall have no responsibility for any incomplete or inaccurate information provided by the Depositor or Designated Beneficiary. The Depositor agrees to be responsible for all tax consequences arising from contributions to and distributions from this Custodial Account and acknowledges that no tax advice has been provided by the Custodian.
    11.09 CHANGE OF DESIGNATED BENEFICIARY: While the Designated Beneficiary is a minor or otherwise lacks legal capacity, the Responsible Individual may at any time change the Designated Beneficiary for this Education IRA to any member of the family of the original Designated Beneficiary or direct the Custodian to roll over or transfer the funds in this Education IRA to an Education IRA for any member of the family of the original Designated Beneficiary. If elected in the Adoption Agreement, when the Designated Beneficiary has legal capacity, the Designated Beneficiary may at any time change the Designated Beneficiary for this Education IRA to any member of the family of the original Designated Beneficiary or direct the Custodian to roll over or transfer the funds in this Education IRA to an Education IRA for any member of the family of the original Designated Beneficiary.
    11.10 DESIGNATED BENEFICIARY'S MINORITY OR INCAPACITY: The following provisions apply while the Designated Beneficiary is a minor or lacks legal capacity:
        (a) The Responsible Individual shall have, to the exclusion of the Designated Beneficiary, all of the rights, powers, and responsibilities granted to the Designated Beneficiary under this Custodial Agreement, including, without limitation, the right to receive accountings and notices of amendment and resignation, the power to remove and replace the Custodian, the power to direct investments, the power to request withdrawals, distributions, and payments, and the power to direct a rollover or transfer to the trustee or custodian of an Education IRA for the Designated Beneficiary or another member of the family of the Designated Beneficiary.
        (b) In the event the Responsible Individual dies, becomes disabled, or otherwise fails or refuses to act and no successor Responsible Individual has been appointed, or no duly appointed Responsible Individual is willing or able to serve, then a parent of the Designated Beneficiary or the legal guardian or conservator of the estate of the Designated Beneficiary may appoint a Responsible Individual in writing on a form acceptable to and filed with the Custodian.
        (c) The Designated Beneficiary shall not have the right or power to anticipate any part of the Custodial Account or to sell, assign, transfer, pledge or hypothecate any part thereof. The Custodial Account shall not be liable for the debts of the Designated Beneficiary or subject to any seizure, attachment, execution or other legal process in respect thereof except to the extent required by law. At no time shall it be possible for any part of the assets of the Custodial Account to be used for or diverted to purposes other than for the exclusive benefit of the Designated Beneficiary except to the extent required by law.

    11.11 DEFINITIONS:
        (a) Custodian. The Custodian must be a bank or savings and loan association, as defined in section 408(n), or any person who has the approval of the IRS to act as Custodian.
        (b) Depositor. The Depositor is the person who establishes the custodial account.
        (c) Designated Beneficiary. The Designated Beneficiary is the person on whose behalf the custodial account has been established.
        (d) Member of the Family. The term "member of the family of the Designated Beneficiary" includes the Designated Beneficiary's: children and their descendants; stepchildren; brothers and sisters and their children; stepbrothers and stepsisters; parents and their ancestors; brothers and sisters of parents; stepparents; a son-in-law, daughter-in-law, father-in-law, mother-in law, brother-in-law, or sister-in-law; and spouses of the foregoing.
        (e) Responsible Individual. The Responsible Individual, generally, is a parent or guardian of the Designated Beneficiary. However, under certain circumstances, the Responsible Individual may be the Designated Beneficiary.
    11.12 INDEMNIFICATION: The Designated Beneficiary and Responsible Individual shall always fully indemnify the Custodian, A I M Distributors, Inc. and The AIM Family of Funds--Registered Trademark-- and save them harmless from any and all liability whatsoever that may arise either (i) in connection with this Agreement and the matter which it contemplates, except that which arises out of the Custodian's A I M Distributors, Inc. and The AIM Family of Funds--Registered Trademark-- bad faith, gross negligence or willful misconduct, (ii) with respect to making or failing to make any distribution, other than for failure to make distribution in accordance with an order therefore which is in full compliance with Article 11.06, or (iii) actions taken or omitted in good faith by such parties. Neither the Custodian, A I M Distributors, Inc. nor The AIM Family of Funds--Registered Trademark-- shall be obligated to commence or defend any legal action or proceeding in connection with this Agreement or such matters unless agreed upon by that party and the Designated Beneficiary, and unless fully indemnified for so doing to that party's satisfaction. The Custodian's acceptance of contributions to this Account is expressly conditioned upon the Designated Beneficiary's and Responsible Individual's agreement with the foregoing, and with all other provisions of this Agreement. Exercise of any right, duty or responsibility by Responsible Individual (or Designated Beneficiary, as the case may be) in connection with the Designated Beneficiary's account shall be deemed to constitute acceptance of this condition.

ARTICLE XII

SELF-DIRECTED EDUCATION IRA PROVISIONS

    12.01 INVESTMENT OF CONTRIBUTIONS: At the direction of the Designated Beneficiary (or the direction of the Grantor or the Responsible Individual, whichever applies) the Custodian shall invest all contributions to the account and earnings thereon in investments acceptable to the Custodian, which may include marketable securities traded on a recognized exchange or "over the counter" (excluding any securities issued by the Custodian), covered call options, certificates of deposit, and other investments to which the Custodian consents, in such amounts as are specifically selected and specified in orders to the Custodian in such form as may be acceptable to the Custodian, without any duty to diversify and without regard to whether such property is authorized by the laws of any jurisdiction as a trust investment. The Custodian shall be responsible for the execution of such orders and for maintaining adequate records thereof. However, if any such orders are not received as required, or, if received, are unclear in the opinion of the Custodian, all or a portion of the contribution may be held uninvested without liability for loss of income or appreciation, and without liability for interest pending receipt of such orders or clarification, or the contribution may be returned. The Custodian may, but need not, establish programs under which cash deposits in excess of a minimum set by it will be periodically and automatically invested in interest-bearing investment funds. The Custodian shall have no duty other than to follow the written investment directions of the Designated Beneficiary (or Responsible Individual), and shall be under no duty to question said instructions and shall not be liable for any investment losses sustained by the Designated Beneficiary.
    12.02 REGISTRATION: All assets of the account shall be registered in the name of the Custodian or of a suitable nominee. The same nominee may be used with respect to assets of other investors whether or not held under agreements similar to this one or in any capacity whatsoever. However, each Designated Beneficiary's account shall be separate and distinct; a separate account therefor shall be maintained by the Custodian, and the assets thereof shall be held by the Custodian in individual or bulk segregation either in the Custodian's vaults or in depositories approved by the Securities and Exchange Commission under the Securities Exchange Act of 1934.
    12.03 INVESTMENT ADVISOR: The Designated Beneficiary (or Grantor or Responsible Individual) may appoint an Investment Advisor, qualified under
Section 3(38) of the Employee Retirement Income Security Act of 1974, to direct the investment of this Education IRA. The Designated Beneficiary shall notify the Custodian in writing of any such appointment by providing the Custodian a copy of the instruments appointing the Investment Advisor and evidencing the Investment Advisor's acceptance of such appointment, an acknowledgement by the Investment Advisor that it is a fiduciary of the account, and a certificate evidencing the Investment Advisor's current registration under the Investment Advisor's Act of 1940. The Custodian shall comply with any investment directions furnished to it by the Investment Advisor, unless and until it receives written notification from the Designated Beneficiary that the Investment Advisor's appointment has been terminated. The Custodian shall have no duty other than to follow the written investment directions of such Investment Advisor and shall be under no duty to question said instructions, and the Custodian shall not be liable for any investment losses sustained by the Designated Beneficiary.
    12.04 NO INVESTMENT ADVICE: The Custodian does not assume any responsibility for rendering advice with respect to the investment and reinvestment of Designated Beneficiary's account and shall not be liable for any loss which results from Designated Beneficiary's exercise of control over his account. The Custodian and Designated Beneficiary may specifically agree in writing that the Custodian shall render such advice, but the Designated Beneficiary shall still have and exercise exclusive responsibility for control over the investment of the assets of his account, and the Custodian shall not have any duty to question his investment directives.
    12.05 PROHIBITED TRANSACTIONS: Notwithstanding anything contained herein to the contrary, the Custodian shall not lend any part of the corpus or income of the account to; pay any compensation for personal services rendered to the account to; make any part of its services available on a preferential basis to; acquire for the account any property, other than cash, from; or sell any property to, any Designated Beneficiary, any member of a Designated Beneficiary's family, or a corporation controlled by any Designated Beneficiary through the ownership, directly or indirectly, of 50 percent or more of the total combined voting power of all classes of stock entitled to vote, or of 50 percent or more of the total value of shares of all classes of stock of such corporation.
    12.06 UNRELATED BUSINESS INCOME TAX: If the Designated Beneficiary directs investment of the account in any investment which results in unrelated business taxable income, it shall be the responsibility of the Designated Beneficiary to so advise the Custodian and to provide the Custodian with all information necessary to prepare and file any required returns or reports for the account. As the Custodian may deem necessary, and at the Designated Beneficiary's expense, the Custodian may request a taxpayer identification number for the account, file any returns, reports, and applications for extension, and pay any taxes or estimated taxes owed with respect to the account. The Custodian may retain suitable accountants, attorneys, or other agents to assist it in performing such responsibilities.
    12.07 DISCLOSURES AND VOTING: The Custodian shall deliver, or cause to be executed and delivered, to Designated Beneficiary all notices, prospectuses, financial statements, proxies and proxy soliciting materials relating to assets credited to the account. The Custodian shall not vote any shares of stock or take any other action, pursuant to such documents, with respect to such assets except upon receipt by the Custodian of adequate written instructions from Designated Beneficiary.
    12.08 MISCELLANEOUS EXPENSES: In addition to those expenses set out in
Section 11.05 of this plan, the Designated Beneficiary agrees to pay any and all expenses incurred by the Custodian in connection with the investment of the account, including expenses of preparation and filing any returns and reports with regard to unrelated business income, including taxes and estimated taxes, as well as any transfer taxes incurred in connection with the investment or reinvestment of the assets of the account.
    12.09 NONBANK CUSTODIAN PROVISION: If the Custodian is a nonbank custodian, the Designated Beneficiary shall substitute another trustee or custodian in place of the Custodian upon receipt of notice from the Commissioner of the Internal Revenue Service or his delegate that such substitution is required because the Custodian has failed to comply with the requirements of Income Tax Regulations Section 1.408-2(e), or is not keeping such records, making such returns, or rendering such statements as are required by applicable law, regulations, or other rulings. The successor trustee or custodian shall be a bank, insured credit union, or other person satisfactory to the Secretary of the Treasury pursuant to Section 408(a)(2) of the Code. Upon receipt by the Custodian of written acceptance by its successor of such successor's appointment, Custodian shall transfer and pay over to such successor the assets of the account (less amounts retained pursuant to Section 11.04 of the Custodial Agreement) and all records (or copies thereof) of the Custodian pertaining thereto, provided that the successor trustee or custodian agrees not to dispose of any such records without the Custodian's consent.

                       EDUCATION IRA DISCLOSURE STATEMENT

SPECIAL NOTE
    This Disclosure Statement describes the rules applicable to Education IRAs beginning January 1, 1998. Education IRAs are a new kind of IRA available for the first time in 1998. Contributions to an Education IRA for 1997 are not permitted. Contributions to an Education IRA are not tax deductible to the person making the contribution, but withdrawals that meet certain requirements are not subject to federal income taxes when received. This makes the dividends on and growth of the investments held in an Education IRA tax-free for federal income tax purposes if the requirements are met.
    Regular IRAs, which have existed since 1975, are still available. New Roth IRAs are also available January 1, 1998. Both Regular IRAs and Roth IRAs provide a tax-advantaged savings vehicle that can be used to save for higher education expenses as well as other needs, including retirement. This Disclosure Statement does not describe either Roth or Regular IRAs. This Disclosure Statement also does not describe IRAs established in connection with a SIMPLE IRA program or a Simplified Employee Pension (SEP) plan maintained by your employer. If you wish to receive information about those IRA products, including forms and explanatory materials, call the 800 number or write the address listed at the end of this Disclosure Statement.

ESTABLISHING AN EDUCATION IRA
    This Disclosure Statement contains information about an Education Individual Retirement Custodial Account with Institutional Trust Company as Custodian. An Education IRA provides several tax benefits. While contributions to an Education IRA are not deductible to the contributor, dividends on the growth of the assets held in the Education IRA are not subject to federal income tax. Withdrawals from an Education IRA are excluded from income for federal income tax purposes if used for qualifying higher education expenses (described below). State income tax treatment of your Education IRA may differ from federal treatment; ask your state tax department or your personal tax advisor for details.
    Regular annual contributions to Education IRAs must be made in cash, on behalf of a designated individual (the "Student") who is less than 18 years old at the time of the contribution, and rollover contributions must be made on behalf of a Student who is less than age 30 at the time of the rollover. The IRA trustee or custodian must be a bank or other person who has been approved by the Secretary of the Treasury. Contributions may not be invested in life insurance or be commingled with other property except in a common trust or investment fund. The Student's interest in the account must be nonforfeitable at all times. Upon the death of the Student, any balance undistributed in the account shall be distributed to the Student's estate within 30 days of the date of death. You may object further information on Education IRAs from any district office of the Internal Revenue Service.
    The Donor may revoke a newly established Education IRA at any time within seven days after the date on which he or she receives this Disclosure Statement. An Education IRA established more than seven days after the date of receipt of this Disclosure Statement may not be revoked. To revoke the Education IRA, mail or deliver a written notice of revocation to the Custodian at the address that appears at the end of this Disclosure Statement. Mailed notice will be deemed given on the date that it is postmarked (or if sent by certified or registered mail, on the date of certification or registration). If the Education IRA is revoked within the seven-day period, the Donor will receive payment of the entire amount originally contributed into the Education IRA, without adjustment for such items as sales charges, administrative expenses or fluctuations in market value.
    An Education IRA is established on behalf of the Student and is controlled by the Student (or Parent). The Donor making a contribution, if not the Student or Parent, may designate the initial investments in the Education IRA account, but shall have no further rights, interests or obligations related to the Education IRA, except that he or she can make additional contributions subject to the limits described below.
    The Adoption Agreement must be signed by the Donor, and any and all forms, applications, certifications and other documents must be signed by the Parent, if the Student has not yet reached the age of majority recognized by the laws of the state of Student's residence ("age of majority").
    While the Student remains a minor, the Parent identified in the Adoption Agreement will exercise all of the rights and responsibilities of the Student, including the selection and exchange of Fund shares in which the Education IRA is invested. The Custodian's acceptance of the contribution to the Education IRA account is conditioned on agreement by the Parent of a minor Student to be bound by all of the terms and conditions of this Disclosure Agreement and the provisions set out in Articles I - XI of the Custodial Account Agreement. The Student may notify the Custodian in writing that he or she has reached the age of majority in the state where the Student then resides (and provide any documentation the Custodian may request verifying the fact that he or she has attained such age). Upon receiving such request (and documentation, if requested), the Custodian will recognize the Student as the individual controlling the account with power to exercise all rights and responsibilities related to the Education IRA and the Parent will thereafter have no control or power over the account.
    Note: The Custodian is under no obligation to determine whether any Parent actually holds the legal right and capacity to direct or control a Student's Education IRA account.

FEES AND EXPENSES

CUSTODIAN'S FEES
    The fees charged by the Custodian for maintaining your Education IRA are listed in the Adoption Agreement.

GENERAL FEE POLICIES
o Fees may be paid by you directly or the Custodian may deduct them from your Education IRA.
o   Fees may be changed upon 30 days written notice to you.
o The full annual maintenance fee will be charged for any calendar year during which you have an Education IRA with us. This fee is not prorated for periods of less than one full year.
o If provided for in the Disclosure Statement or Adoption Agreement, termination fees are charged when your account is closed whether the funds are distributed to you or transferred to a successor custodian or trustee.
o The Custodian may charge you for its reasonable expenses for services not covered by its fee schedule.

OTHER CHARGES
    There may be sales or other charges associated with the purchase or redemption of shares of a Fund in which your Education IRA is invested. Before investing, be sure to read carefully the current prospectus of any Fund you are considering as an investment for your Education IRA for a description of applicable charges.

CONTRIBUTIONS

WHO MAY CONTRIBUTE TO AN EDUCATION IRA?
    Starting in 1998, anyone, including the Student, may open and contribute to an Education IRA established on the Student's behalf, as long as the Student is less than 18 at the time of the contribution. The person making the contribution- "the Donor"- can be anyone, even the Student; the Donor does not have to be related to the Student.

ARE CONTRIBUTIONS TO AN EDUCATION IRA TAX DEDUCTIBLE?
    Contributions to an Education IRA are not tax deductible. This is a major difference between Education IRAs and Regular IRAs.

WHEN CAN CONTRIBUTIONS BE MADE TO AN EDUCATION IRA?
    A Donor may make a contribution to an Education IRA for a particular calendar year by the end of that year (December 31). (Note: Unlike Regular IRAs or Roth IRAs, contributions for a particular year may not be made by the due date of the Donor's federal income tax return for that year.)


HOW MUCH MAY BE CONTRIBUTED TO AN EDUCATION IRA?
    Donors may contribute up to $500 in a calendar year for the benefit of any one Student. For example, if Uncle Joe contributes $300 to an Education IRA on behalf of Bobby, his nephew, all other contributions made on behalf of Bobby by Uncle Joe or any other potential Donor (such as parents or grandparents) to this or any other Education IRA, are limited to $200 for that tax year.
    Note: The Custodian is under no obligation, nor can it be, to determine whether the maximum limit for any Student has been reached. It is the Parent's responsibility to consult with the other parent or guardian to determine whether the maximum limits will be exceeded.
    For Donors with high income levels, the contribution limits my be reduced below $500. This depends upon the Donor's filing status and the amount of his or her modified adjusted gross income (MAGI). The following table shows how the contribution limits are restricted.

EDUCATION IRA CONTRIBUTION LIMITS

                           -----------------------------------------------------------------------------
                             IF DONOR IS A SINGLE
                             TAXPAYER OR MARRIED        IF DONOR IS MARRIED             THE DONOR
                              FILING SEPARATELY            FILING JOINTLY               MAY MAKE
                           -----------------------------------------------------------------------------
                                Up to $95,000             Up to $150,000           Full Contribution
                           -----------------------------------------------------------------------------
Modified Adjusted Gross       More than $95,000         More than $150,000       Reduced Contribution
Income (MAGI) Level        but less than $110,000     but less than $160,000    (see explanation below)
                           -----------------------------------------------------------------------------
                                $110,000 and up            $160,000 and up                 Zero
                                                                                    (no contributions)
                           -----------------------------------------------------------------------------

HOW ARE THE LIMITS CALCULATED FOR MAGI IN THE "REDUCED CONTRIBUTION" RANGE?
    If the Donor's MAGI falls in the reduced contribution range, that Donor's contribution limit must be calculated. To do this, multiply the normal contribution limit ($500) by a fraction. The numerator is the amount by which MAGI exceeds the lower limit of the reduced contribution range ($95,000 if single, or $150,000 if married filing jointly). The denominator is $15,000 (single taxpayers) or $10,000 (married filing jointly). Subtract this from the normal limit.
    For example, assume the Donor's MAGI for the year is $157,555 and she is married, filing jointly. The Education IRA contribution limit would be calculated as follows:
    The amount by which MAGI exceed the lower limit of the reduced contribution deductible range:
               ($157,555 - $150,000) = $7,555
               Is divided by $10,000:
               $7,555 / $10,000 = 0.7555
               Multiply this by $500:
               0.7555 X $500 = $377.75
               Subtract this from the $500 contribution limit:
               ($500 - $377.75) = $122.25
               This is the contribution limit.

    Of course, if one Donor is prevented by these rules from making a full $500 contribution on behalf of a Student, another person (who is not the Donor's spouse) may be willing to contribute so that the full $500 per year that the law allows will be added to the Student's Education IRA.
    Note: Any amount contributed to the Education IRA above the maximum is considered an "excess contribution," which is subject to excise tax of 6% for each year it remains in the Education IRA.

HOW DO I DETERMINE MAGI?
    For most taxpayers, MAGI is the same as adjust gross income, which is their gross income minus those deductions which are available for all taxpayers even if they don't itemize. (Instructions to calculate AGI are provided with income tax Form 1040 or 1040A.) Modified AGI is simply regular AGI adjusted to include certain amounts earned abroad. If a Donor has not earned income in any foreign country, Guam, American Samoa, the Northern Mariana Islands or Puerto Rico, normal AGI should be used in the calculations above.


ARE THERE ANY OTHER LIMITS ON THE AMOUNT THAT MAY BE CONTRIBUTED TO AN
EDUCATION IRA?
    A Donor cannot contribute to an Education IRA in any year in which a contribution is made to a state prepaid tuition plan for the same Student. (A state tuition plan allows taxpayers to pay their child's tuition in advance.) Any amount contributed to an Education IRA in the same year that a contribution is made to a state prepaid tuition plan on behalf of the Student is an excess contribution, subjecting the Student (or the Parent, if the Student is under 14) to the 6% penalty tax.

HOW ARE EXCESS CONTRIBUTIONS CORRECTED?
    Excess contributions may be corrected without paying a 6% penalty. To do so, the excess and any earnings on the excess must, in accordance with directions from the Student (or Parent) to the Custodian, be paid to the Student before the due date (including extensions) for filing his or her federal income tax return for the year for which the excess contribution was made. The earnings must be included in the Student's income for the tax year for which the contribution was made.

WHAT HAPPENS IF THE EXCESS CONTRIBUTION IS NOT CORRECTED BY THE TAX RETURN DUE DATE?
    Any excess contribution withdrawn after the tax return due date (including any extensions) for the year for which the contribution was made will subject the Student to the 6% excise tax.
    Unless an exception applies, the excess contribution and any earnings on it withdrawn after tax filing time will be includable in the Student's (or the Parent's if the Student is under 14) taxable income and may be subject to a 10% withdrawal penalty.

INVESTMENTS

HOW ARE EDUCATION IRA CONTRIBUTIONS INVESTED?
    The Donor indicates the initial investment elections on the Adoption Agreement. Thereafter, the Student controls the investment by making choices among the available Fund(s) in accordance with the Fund rules. Investment must be in one or more of the Fund(s) available from time to time as listed in the Adoption Agreement for the Education IRA or in an investment selection form provided with the Education IRA Adoption Agreement or from the Fund Distributor or Service Company. The investments of your Education IRA are directed by giving the investment instructions to the Distributor or Service Company for the Fund(s). Since the Student controls the investment of the Education IRA, he or she is responsible for the investment results achieved; neither the custodian, the Distributor nor the Service Company has any responsibility for any loss or diminution in value occasioned by your exercise of investment control. Transactions for the Education IRA will generally be at the applicable public offering price or net asset value for shares of the Fund(s) involved next established after the Distributor or the Service Company (whichever may apply) receives proper investment instructions from you; consult the current prospectus for the Fund(s) involved for additional information.
    Before making any investment, read carefully the current prospectus for any fund under consideration as an investment for the Education IRA. The prospectus will contain information about the Fund's investment objectives and policies, as well as any minimum initial investment or minimum balance requirements and any sales, redemption or other charges.
    Because you control the selection of investments for your Education IRA and because mutual fund shares fluctuate in value, the growth in value of the Education IRA cannot be guaranteed or projected.

ARE THERE ANY RESTRICTIONS ON THE USE OF THE EDUCATION IRA ASSETS?
    The tax-exempt status of the Education IRA will be revoked if you engage in any of the prohibited transactions listed in Section 4975 of the tax code. Upon such revocation, the Education IRA is treated as distributing its assets to the Student. The taxable portion of the amount in the Education IRA will be subject to income tax unless the requirements for a tax-free withdrawal are satisfied (see below). Also, you may be subject to a 10% penalty tax on the taxable amount.

WHAT IS A PROHIBITED TRANSACTION?
    Generally, a prohibited transaction is any improper use of assets in your Education IRA. Some examples of prohibited transactions are:
o Direct or indirect sale or exchange of property between you and your Education IRA.
o Transfer of any property from your Education IRA to yourself or from yourself to your Education IRA.
    The Education IRA could lose its tax-exempt status if you use all or part of your interest in your Education IRA as a security for a loan or borrow any money from your Education IRA. Any portion of your Education IRA used as security for a loan will be treated as a distribution in the year in which the money is borrowed. This amount may be taxable and you may also be subject to the 10% premature withdrawal penalty on the taxable amount.

WITHDRAWALS

WHEN CAN I MAKE WITHDRAWALS FROM MY EDUCATION IRA?
    You may make a withdrawal from the Education IRA at any time. If the withdrawal meets the requirements discussed below, it is tax-free. This means that no federal income tax is due, even though the withdrawal includes dividends or gains on the Fund shares while held in the Education IRA.

WHEN ARE DISTRIBUTIONS MANDATORY?
    Any amount remaining in the account as of your 30th birthday must be distributed to you and any dividends or gains will then be subject to income tax and penalty (unless an exception applies.) You can avoid these tax implications if, before you reach age 30, you roll over or transfer your account balance, or change the designated beneficiary of your Education IRA to another member of your family. (See Transfers/Rollovers Section on page 24.)

    If you die before withdrawing your entire account balance, your Education IRA must be distributed to your estate within 30 days after your death.

WHAT ARE THE REQUIREMENTS FOR A TAX-FREE WITHDRAWAL?
    To be tax free, a withdrawal from your Education IRA must meet two requirements. First, the amounts withdrawn must be made to cover the cost of "qualified higher education expenses" incurred by you while attending an "eligible education institution."

The two important terms are defined as follows:

o Qualified Higher Education Expenses for all students include expenses for tuition, books, supplies, and equipment required for enrollment or attendance at an eligible educational institution. For students attending an eligible educational institution at least half time, qualified higher education expenses also include room and board. (Note: These costs will generally be the school's posted room and board charge, or $2,500 per year if the Student lives off campus and not at home.) Also, qualified expenses include amounts contributed to a qualified state tuition program.
    An Eligible Educational Institution includes most colleges, universities, vocational schools, or other postsecondary educational institutions. The Student should check with his or her school to verify that it is an eligible educational institute as described in section 481 of the Higher Education Act of 1965.
    Second, the amount of the withdrawal in a year must not exceed your qualified higher education expenses for that year.

HOW ARE WITHDRAWALS FROM AN EDUCATION IRA TAXED IF THE TAX-FREE REQUIREMENTS ARE NOT MET?
    If the withdrawal doe not meet the tax-free requirements discussed above, the general rule is that the amount equal to the principal contributions will not be taxed nor will the 10% withdrawal penalty apply to principal. However, that portion of the account attributable to dividends or gains is includable in the Student's (or the Parent's) gross income in the taxable year it is received and may be subject to the 10% withdrawal penalty.
    A special rule may apply if the amount withdrawn exceeds the Student's qualified higher education expenses in a year. In this case, the amount that must be included as income for tax purposes is determined by first determining the ratio that the qualified higher education expense bear to the actual withdrawal. The portion of the Withdrawal that is potentially subject to taxation - the amount of gain or dividends - is then multiplied by that percentage amount. The resulting sum is the amount excludable from income. The following example explains this formula:
    In 2010, John withdraws $9,000 from his Education IRA, of which $4,000 is attributable to dividends or gains. John's qualified education expenses total only $7,000 for that year. Therefore, 77% ($7,000/$9,000) of the withdrawal is attributable to educational expenses. So, $3,080 (77% of $4,000) is excludable as income and the difference, $920, is includable as income and possibly subject to the 10% penalty tax.
    Taxable withdrawals of dividends and gains from an Education IRA are treated as ordinary income. Withdrawals of taxable amounts from an Education IRA are not eligible for averaging treatment currently available to certain lump-sum distributions from qualified employer-sponsored retirement plans, nor are such withdrawals eligible for taxable gains tax treatment.
    The receipts of any taxable withdrawal from an Education IRA may also be subject to a 10% penalty tax, unless:
    o   The withdrawal is paid to your estate within 30 days of your death;
    o   The withdrawal is paid to you on account of your disability; or
    o The withdrawal is equal to or less than the amount of a scholarship or other tax-free educational assistance you receive.
    Note: The Custodian is not responsible for monitoring withdrawals or determining whether any withdrawal is being made by any individual for education expenses, nor is the Custodian responsible for determining what taxes or penalties, if any, may apply.

HOW DOES RECEIPT OF A TAX-FREE, QUALIFIED WITHDRAWAL AFFECT AVAILABLE EDUCATION TAX CREDITS?
    If the Student receives a tax-free distribution from an Education IRA in a particular tax year, none of the Student's education expenses for that year may be claimed as the basis for a Hope Scholarship Credit or Lifetime Learning Credit for that year.
    However, the tax-free treatment of the Education IRA withdrawal may be waived (thus subjecting the withdrawal to the imposition of tax, as discussed above), and the Student or Student's Parents, as the case may be, may elect instead to claim a Hope Scholarship Credit or Lifetime Learning Credit for the education expenses.
    You should consult with your tax advisor to determine whether you qualify for either credit and whether waiving the tax-free withdrawal of the Education IRA is right for you.

TRANSFERS/ROLLOVERS

CAN A DISTRIBUTION BE TRANSFERRED OR ROLLED OVER FROM AN EMPLOYER'S RETIREMENT PLAN INTO AN EDUCATION IRA?
    Distributions from qualified employer-sponsored retirement plans or 403(b) arrangements (for employees of tax-exempt employers) are not eligible for rollover or direct transfer to an Education IRA. Nor are withdrawals from other types of IRAs.

CAN ROLLOVERS BE MADE FROM ONE EDUCATION IRA TO ANOTHER EDUCATION IRA?
    Amounts rolled over from one Education IRA to another Education IRA are permitted only if the receiving Education IRA is for your benefit or for the benefit of a member of your family. Such a rollover must be completed within 60 days after the withdrawal from the first Education IRA. Only one rollover from an Education IRA to another is permitted in a full year (365 days).

CAN THE BENEFICIARY OF AN EDUCATION IRA BE CHANGED?
    Instead of rolling over an Education IRA account to another Education IRA account, the Student may simply change the designated beneficiary of his account to another member of his family who is under the age of 30. This can be done at any time. (Note: This approach can be used up to the day before your 30th birthday to avoid the tax and penalty that may otherwise apply if a distribution is required because you reach age 30.) (See "When Are Distributions Mandatory?" question on page 23.)

WHO IS A MEMBER OF THE STUDENT'S FAMILY?
    Family members include the Student and any of the following who are under age 30: the Student's children and their descendants, stepchildren and their descendants, siblings and their children, parents and grandparents, stepparents, and spouses of all of the foregoing.

HOW DO ROLLOVERS AFFECT EDUCATION IRA CONTRIBUTIONS LIMITS?
    Rollover contributions, if properly made, do not count toward the maximum contribution. Also, rollovers from one Education IRA to another can be made even during a year when the Donor is not eligible to contribution to an Education IRA (for example, because MAGI for that year is too high).

TAX MATTERS

WHAT IRA REPORTS DOES THE CUSTODIAN ISSUE?
    The Custodian will report all withdrawals to the IRS and the recipient on the appropriate form.
    The Custodian will report to the IRS the year-end value of the Account and the amount of any rollovers or regular contributions made during a calendar year.

WHAT TAX INFORMATION MUST THE STUDENT REPORT TO THE IRS?
    The appropriate tax reporting form must be filed with the IRS for each taxable year for which there is made an excess contribution or in which there is a premature withdrawal that is subject to the 10% penalty tax.

ARE EDUCATION IRA WITHDRAWALS SUBJECT TO WITHHOLDING?
    Federal income tax withholding requirements have not been established by the law or by IRS regulations or rulings. Consult your tax advisor or the IRS for the latest information on withholding requirements on taxable withdrawals form an Education IRA.

ARE THE EARNINGS ON EDUCATION IRA FUNDS TAXED?
    Any dividends on or growth of investments held in an Education IRA are generally exempt from federal income taxes and will not be taxed until withdrawn, unless the tax-exempt status of the Education IRA is revoked. If a withdrawal qualifies as a tax-free withdrawal (see above), amounts reflecting earnings or growth of assets in the Education IRA will not be subject to federal income tax.

ACCOUNT TERMINATION

The Student may terminate the Education IRA at any time after its establishment by sending a completed withdrawal form (or other instructions in a form acceptable to the Custodian), or a transfer authorization form to :

                A I M FUND SERVICES, INC.
                P.O. BOX 4739
                HOUSTON, TEXAS 77210-4739

An Education IRA with The AIM Family of Funds--Registered Trademark-- will terminate upon the first to occur of the following:

    o The date the Student's properly executed withdrawal form or instructions (as described above) withdrawing the total Education IRA balance is received and accepted by the Custodian.
    o The date the Education IRA ceases to qualify under the tax code. This will be deemed a termination.
    o   The transfer of the Education IRA to another custodian/trustee.
    o The rollover of the amounts in the Education RIA to another custodian/trustee.

Any outstanding fees must be received prior to such a termination of an Education IRA account.

The amount received from an Education IRA upon termination of the account will be treated as a withdrawal and thus the rules relating to Education IRA withdrawals will apply. For example, if the Education IRA is terminated and distributions are not made for qualified education expenses, the 10% early withdrawal penalty may apply to the taxable amount received.


IMPORTANT: THE DISCUSSION OF THE TAX RULES FOR EDUCATION IRAs IN THIS DISCLOSURE STATEMENT IS BASED UPON THE BEST AVAILABLE INFORMATION. HOWEVER, EDUCATION IRAs ARE NEW UNDER THE TAX LAWS, AND NOT ALL ISSUES PERTAINING TO THE OPERATION AND TAX TREATMENT OF EDUCATION IRA ACCOUNTS HAVE BEEN ADDRESSED BY THE IRS. THEREFORE, THE STUDENT SHOULD CONSULT HIS OR HER TAX ADVISOR FOR THE LATEST DEVELOPMENTS OR FOR ADVICE ON HOW MAINTAINING AN EDUCATION IRA WILL AFFECT HIS OR HER (OR PARENT'S) PERSONAL TAX OR FINANCIAL SITUATION.

EDUCATION IRA DOCUMENTS

The terms contained in Articles I to X of the Education Individual Retirement Custodial Account document are in the form promulgated by the IRS in Form 5305-EA for use in establishing an Education IRA under Code section 530. If the IRS issues an amendment to Form 5305-EA, the Custodian will adopt the provisions of such model form as an amendment, accordingly. IRS approval relates only to the form of Articles I to X and will not be an approval of the merits of the Education IRA or of any investment permitted by the Education IRA.

ADDITIONAL INFORMATION

For additional information you may write to the following address or call the following telephone number:

                A I M FUND SERVICES, INC.
                P.O. BOX 4739
                HOUSTON, TEXAS 77210-4739
                1-800-959-4246


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

                            EDUCATION IRA CHECKLIST:


Did you remember to:

[ ] Include the required Social Security Numbers in Section 1 of the Education
    IRA Application? (This information is required to open an account.)

[ ] Include the Designated Beneficiary's date of birth on all sections where requested?

[ ] Include a check for at least $250 or complete an Education IRA Asset
    Transfer Form?

[ ] Indicate the AIM Fund(s) in which you would like the funds to be invested?
    (Section 5 of the Education IRA Application.)

[ ] Complete the Education IRA Asset Transfer Form, if applicable, indicating the resigning trustee and account number of the resigning trustee? Did you complete the transfer instructions? Did you check with the existing custodian to see if a signature guarantee is required for Education IRA asset transfers? (Sections 2, 4 and 5 of the Education IRA Asset Transfer Form.)

[ ] Sign all forms where indicated?


NOTE: You may NOT use this IRA Application or Custodial Agreement to open a TRADITIONAL IRA or a ROTH IRA. Please contact an AIM Client Service Representative at 800-959-4246 for applications for these plans.


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